Short-term Borrowings and Long-term Debt	12 Months Ended
Dec. 31, 2017
Short-term Borrowings and Long-term Debt
Short-term Borrowings and Long-term Debt

10. Short-term Borrowings and Long-term Debt

Short-term Borrowings

As of December 31, 2017, the Company had no amounts outstanding under its revolving credit facility and had borrowing availability of $485.9 million.

Other Borrowing

In 2017, the Company entered into a short-term financing agreement of $6.2 million at an annual interest rate of 2.4 percent for its annual property insurance premiums.  The Company repaid this obligation as of December 31, 2017.

Long-term Debt

Long-term debt consists of the following at December 31, 2017 and 2016, respectively:

	December 31,
	2017	2016
Term loan A-1 under Credit Agreement with interest payable monthly at LIBOR of 1.57% plus 1.75% at December 31, 2017	$657,637	$775,500
Term loan A-2 under Credit Agreement with interest payable monthly at LIBOR of 1.57% plus 1.875% at December 31, 2017	421,238	458,375
Receivable Credit Facility with interest payable monthly at LIBOR of 1.56% plus 0.75% at December 31, 2017	308,849	269,273

Total long-term debt	1,387,724	1,503,148
Less unamortized debt issuance costs	(13,222)	(17,825)

Long-term debt, net of debt issuance costs	$1,374,502	$1,485,323

Interest paid for the years ended December 31, 2017, 2016 and 2015, was $44.7 million, $32.9 million and $28.1 million, respectively.  Interest paid was $11.8 million higher for the year ended 2017, primarily due to higher interest rates, partially offset by lower term loan balances due to $155.0 million of prepayments made in 2017.

The principal portion of the total long-term debt at December 31, 2017 becomes due as follows:

2018	$—
2019	—
2020	966,486
2021	—
2022	421,238

Total	$1,387,724

KapStone and certain of our subsidiaries are parties to a Second Amended and Restated Credit Agreement dated June 1, 2015 (as amended from time to time, the “Credit Agreement”), which provides for a senior secured credit facility (the “Credit Facility”) of $1.915 billion, consisting of a Term Loan A-1 in the aggregate amount of $940 million and a Term Loan A-2 in the aggregate amount of $475 million and a $500 million revolving credit facility (the “Revolver”).  In addition, the Credit Facility also includes an uncommitted accordion feature that allows the Company, subject to certain significant conditions, to request additional commitments from our existing or new lenders under the Credit Facility without further approvals of any existing lenders thereunder.  The aggregate amount of such increases in potential commitments (and potential borrowings) is limited to $600 million, unless the Company would maintain a pro forma total leverage ratio of 2.5 to 1.0 or less after giving effect to the increase in potential commitments (and potential borrowings).

In July 2017, the Company entered into the Third Amendment (“Third Amendment”) to the Credit Agreement. The Third Amendment modified the financial covenant in the Credit Agreement related to maintenance of a maximum total leverage ratio by increasing the permitted total leverage ratio for fiscal quarters ending on September 30, 2017, December 31, 2017 and March 31, 2018, and modified certain defined terms used in the calculation of the financial covenants in a manner favorable to the Company. The Company paid approximately $1.3 million of loan amendment fees associated with the Third Amendment, which are being amortized over the remaining term of the Credit Agreement using the effective interest method.

During 2017, the Company made two voluntary prepayments totaling $155.0 million on its term loans under the credit facility and as a result, $1.3 million of unamortized debt issuance costs were written-off as loss on debt extinguishment.

Receivables Credit Facility

Effective as of June 1, 2017, the Company entered into Amendment No. 3 to the Receivables Purchase Agreement (the “Amendment”) amending its Receivables Purchase Agreement dated as of September 26, 2014 (as amended from time to time, the “Receivables Purchase Agreement”), which is part of an accounts receivable securitization program (the “Securitization Program”) of the Company and certain of its subsidiaries.  The Amendment included the following changes to the Receivables Purchase Agreement:

•	the aggregate commitment of the Purchasers (as defined in the Receivables Purchase Agreement) under the Receivables Purchase Agreement was increased from $275.0 million to $325.0 million;

•	the “Facility Termination Date” (as defined in the Receivables Purchase Agreement) was extended from June 6, 2017 to June 1, 2018; and

•	certain definitions used to determine the maximum amount that may be outstanding under the Securitization Program were added or modified, as applicable, in a manner favorable to the Company.

The Company paid approximately $0.2 million of loan amendment fees associated with this Amendment, which are being amortized over the remaining term using the effective interest method.

On February 21, 2017, the Company entered into Amendment No. 3 to the Receivables Sale Agreement amending its Receivables Sale Agreement dated as of September 26, 2014, which is part of the Securitization Program. All accounts receivable purchased from API and all accounts receivable generated from facilities acquired from API that are not paid to an eligible bank account are designated as “Excluded Receivables”.

Under our Securitization Program, the Company and its subsidiaries that participate in the Securitization Program (the “Originators”) sell, on an ongoing basis without recourse, certain trade receivables to KapStone Receivables, LLC (“KAR”), which is considered a wholly-owned, bankruptcy-remote variable interest entity (“VIE”). The Company has the authority to direct the activities of the VIE and, as a result, we have concluded that we maintain control of the VIE, are the primary beneficiary (as defined by accounting guidance) and, therefore, consolidate the account balances of KAR. As of December 31, 2017, $425.2 million of our trade accounts receivables were sold to KAR. KAR in turn assigns a collateral interest in these receivables to a group of financial institutions under a one-year $325 million facility (the “Receivables Credit Facility”) for proceeds of $308.8 million. The assets of KAR are not available to the Company until all obligations of KAR are satisfied in the event of bankruptcy or insolvency proceedings.

The Company included the Receivables Credit Facility in Long-term debt on the Consolidated Balance Sheets based on management’s intent to continue to refinance this agreement until the maturity of the Term loan A-l which is June 1, 2020.  The Company also has the ability to refinance this short-term obligation on a long-term basis using its Revolver.  There are no additional requirements as to when borrowings under the Revolver would need to be repaid other than the maturity date of June 1, 2020.

Debt Covenants

Our Credit Agreement governing our Credit Facility contains, among other provisions, covenants with which we must comply. The covenants limit our ability to, among other things, incur indebtedness, create additional liens on our assets, make investments, engage in mergers and acquisitions and sell any assets outside the normal course of business.

As of December 31, 2017, the Company was in compliance with all applicable covenants in the Credit Agreement.

Fair Value of Debt

As of December 31, 2017, the fair value of the Company’s debt approximates the carrying value of $1.4 billion as the variable interest rates re-price frequently at current market rates.  As of December 31, 2017 and 2016 our weighted-average cost of borrowings was 3.13 percent and 2.40 percent, respectively.